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                         STANDARD FORM OF OFFICE LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of this _____day of June, 1998 between FGP Islandia, Inc., a New York domestic corporation with an office for the transaction of business at c/o The RCC Group, 292 Madison Avenue, New York, New York 10017

party of the first part, hereinafter referred to as OWNER, and Arc Networks, Inc. a New York domestic corporation with an office for the transaction of business at 1770 Motor Parkway, Islandia, New York 11788

WITNESSETH: party of the second part, hereinafter referred to as TENANT Owner hereby leases to Tenant and Tenant hereby hires from Owner The premises are approximately 5,000 square feet on the third (3rd) floor, eastern section in the building known as 1770 Motor Parkway, Islandia, New York in the Borough of ____________________, City of New York, for the term of five years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of August nineteen hundred and ninety eight, and to end on the 31st day of July two thousand three both dates inclusive, at an annual rental rate of as provided on Schedule A annexed hereto and made a part hereof.

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and due public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ______ monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT OCCUPANCY:

     1.     Tenant shall pay the rent as above and as hereinafter provided.
     2. Tenant shall use and occupy demised premises for the transaction of Tenant's business only, and for no other purpose.

TENANT ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such, from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omissions, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property of equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structure portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building of the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board of body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any duration of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building of arising out of Tenant's

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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY--LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of the Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until such date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT, MORTGAGE, ETC.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

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same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA:

     14. No Vaults, vault space or area, whether or not enclosed or covered, nor within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

             (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part of the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five
(5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days; notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

             (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of the lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants to provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in the lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of the lease, or otherwise.

FEES AND EXPENSES:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

     20. Owner shall have the right at at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangements and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be an allowance to Tenant for diminution of rental value and no liabilities on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

OWNER ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE PERMISSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO PERFORM

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or delayed in supplying any service expressly or impliedly to be supplied or unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS

29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A. Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.
-----------------------------------
Rider to be added if necessary.

ADJACENT EXTENSION -- SHORING:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall of the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

34. Tenant has deposited with Owner the sum of $12,500.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by the Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

----------------------------------
Space to be filled in or deleted.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:


----------------------------------



FGP Islandia, Inc.
---------------------------------[SEAL]

By: /s/ [ILLEGIBLE]
---------------------------------[L.S.]
   Title  V.P.

Witness for Tenant:


/s/ Margaret Lorin
----------------------------------

Arc Networks, Inc.
---------------------------------[SEAL]

By: /s/ Michael P. Sable, CFO/VP
---------------------------------[L.S.]
   Title

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,            ss.:
County of

   On this        day of            , 19    , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                   of

the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

------------------------------------------------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK,           ss.:
County of

   On this         day of            , 19    , before me

personally came

to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                           he executed the same.


CORPORATE TENANT
STATE OF NEW YORK,            ss.:
County of

   On this         day of            , 19    , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                   of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

------------------------------------------------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,          ss.:
County of Suffolk

   On this 14th day of July, 1998, before me

personally came Michael P. Sable

to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                           he executed the same.

                           /s/ Lorraine M. Stolarski
                             Lorraine M. Stolarski
                      Notary Public, State of New York
                                 No. 4963922
                        Qualified in Suffolk County

Address

Premises
==============================================================================


                                      TO


==============================================================================
                               STANDARD FORM OF



[LOGO]                              OFFICE                              [LOGO]
                                    LEASE

                    The Real Estate Board of New York, Inc.
                    -C- Copyright 1983. All rights Reserved.
                  Reproduction in whole or in part prohibited.
==============================================================================

Dated                                                                19     .

Rent per Year


Rent per Month


Term
From
To

Drawn by ............................. Checked by ............................
Entered by ........................... Approved by ...........................

==============================================================================

                                  GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

     Dated New York City ....................................... 19..........

WITNESS

 .............................................................................

STATE OF NEW YORK,  )  ss.:
     County of      )

     On this      day of                                  , 19     , before me

personally came                                                              ,
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                        ..................................
                                                   Notary

 ........................................................................[L. S.]

Residence ....................................................................

Business Address .............................................................

Firm Name ....................................................................


          [LOGO]            IMPORTANT - PLEASE READ             [LOGO]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                          IN ACCORDANCE WITH ARTICLE 33.

  1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

  2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

  3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

  4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

  5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises of the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

  6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

  7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

  8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

  9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

  10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

  11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

  12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

  13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

  14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

                    RIDER TO LEASE DATED JULY   , 1998

                   BETWEEN FGP ISLANDIA, INC., LANDLORD

                     AND ARC NETWORKS, INC., TENANT

         In the event of a conflict between the terms, covenants, conditions, and provisions of this Rider with those of the Standard Form of Lease or any of the Exhibits or Schedules attached hereto, the terms, covenants, conditions and provisions of this Rider shall govern and control the rights and obligations of the parties hereto.


                              SECTION 1
                     INDEMNITY, LIABILITY, INSURANCE

         (a) Tenant at its sole cost and expense shall, during the Term hereof, procure, pay for and keep in full force and effect:

               (i) Commercial general liability insurance, or comprehensive general liability insurance with broad form endorsement, with respect to the Demised Premises and the operations of Tenant and any concessionaires, contractors or subtenants of Tenant in, on or about the Demised Premises in which the limits of coverage shall be not less than Three Million Dollars ($3,000,000.00), combined single limit, per occurrence;

               (ii) Statutory workers' compensation coverage and employers' liability as required by state law;

               (iii) All risk property insurance insuring against the perils of fire, extended coverage, theft vandalism, malicious mischief and, if applicable, boiler and machinery coverage, written at "replacement cost" value in an adequate amount to avoid coninsurance and a replacement cost endorsement insuring property owned by Tenant, for which Tenant is legally liable or which was installed at Tenant's expense, or at Tenant's direction and which is located in the Building, including, without limitation, furniture and furnishings, equipment, trade fixtures (other than Tenant improvements installed by Landlord), Tenant's merchandise, and all items of property of Tenant, including property of Tenant's customers located in, on or upon the Demised Premises;

               (iv) With respect to alterations, improvements and the like required or permitted to be made by Tenant hereunder, contingent liability and builder's risk insurance, in amounts reasonably satisfactory to Landlord. Tenant will require Tenant's contractors to carry appropriate insurance naming Landlord and any designees or the Landlord as additional insureds;

               (v) Business interruption insurance for a period of not less than one (1) year and such other insurance as Tenant deems necessary to protect its property and its business against all perils commonly insured against by prudent tenants; and

               (vi) Such other insurance with respect to the Demised Premises, and in such amounts, as Landlord may from time to time reasonably require against such other insurable hazards or risks which at the time are commonly insured against in the case of property similar to the Demised Premises and used as provided herein.

         (b) The foregoing limits shall be increased from time to time in the event that Landlord, in its sole reasonable judgement, shall determine that the amounts of insurance are inadequate to pay any claims that may be brought under the foregoing policies. All policies shall be written on an "occurrence" basis and shall include coverage for continual or repeated exposure to conditions which results in bodily injury or property damage neither expected nor intended from the standpoint of the insured. Such policies are to be written by a company having a general policyholder's rating equal to not less than "A", and a rating equal in financial size of "Category XI", as rated in the most current "Best's" insurance reports, and authorized and licensed to issue such policies in the State of New York. Any such insurance required of Tenant hereunder may be furnished by Tenant under any blanket policy carried by it, providing the policy properly allocates the required limits to the Property, or under a separate policy thereof.

         (c) Each policy evidencing insurance as required to be carried by Tenant pursuant to this Section shall contain the following provisions and/or clauses:

               (i)    INTENTIONALLY OMITTED; and

               (ii) A provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance; and

               (iii) A provision including Landlord, Landlord's managing agent and any other parties (including mortgagees) designated by Landlord as additional insureds (except with respect to Workers' Compensation insurance); and

               (iv) A waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives; and

               (v)    A severability clause; and

               (vi) A provision that the insurer will not cancel, materially change, reduce coverage or fail to renew the coverage provided by such policy without first giving Landlord and all additional insureds thirty (30) days' prior written notice thereof.

         (d) A copy of each paid-up policy or certificate of insurance, with evidence of payment and appropriately authenticated by the insurer or its authorized agent certifying that such policy has been issued providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord fifteen (15) days prior to the Commencement Date and, upon renewals, not less than thirty (30) days prior to the expiration of such coverage.

         (e) If Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Section, any insurance required by this Section, or fails to carry insurance required by law or governmental regulations, Landlord may (but without obligation to do so) at any time or from time to time, and without notice, procure such insurance and pay the premiums therefor, in which event Tenant shall repay to Landlord all sums so paid by Landlord and any costs or expense incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

         (f) Tenant shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way tend to increase the insurance rates on the Demised Premises and/or the Building and/or the contents thereof. Tenant agrees that it will not keep or allow in or upon the Demised Premises any article which may be prohibited by any insurance policy in force from time to time covering the building. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Demised Premises. If Tenant installs any electrical equipment that overloads the lines in the Demised Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

         (g) Landlord shall, during the Term hereof, provide to the extent the same is available from Landlord's insurance carrier, in amounts and coverage reasonably determined by Landlord, with or without deductibles, insurance coverage against such risks as are from time to time included in a standard extended coverage endorsement, insuring the improvements to the Demised Premises provided by Tenant pursuant to this Lease (exclusive of Tenant's merchandise trade fixtures, furnishings, equipment, plate glass, signs and personal property of Tenant). Landlord may also carry at its option special extended coverage endorsements. Tenant shall submit within thirty
(30) days of request (made not more than one (1) per year) to Landlord an itemized statement setting forth the cost of such improvements and Tenant shall provide to Landlord a written estimate of the then current replacement value of the leasehold improvements to the Demised Premises. If Tenant fails to provide such itemized statement or any such appraisal within said thirty (30) days, Landlord approximation thereof shall be binding upon Tenant. Tenant shall pay Landlord for the total cost of so insuring such improvements, such payments to be made in equal monthly installments on the first day of each calendar month, in advance, in an amount estimated by Landlord; provided, however, that Landlord may elect to bill Tenant for such costs on a basis less frequent than monthly. Subsequent to the receipt by Landlord of an invoice for such insurance premium, Landlord shall furnish Tenant with a written statement setting forth such cost. If the total amount paid by Tenant under this Section for any calendar, lease or fiscal year (at Landlord's option) shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid with ten (10) days after the furnishing of each such statement, and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be credited against the next installment of rent due from Tenant to Landlord, or paid to Tenant within ten (10) days if at the end of the Term.

         (h) Tenant covenants to indemnify Landlord, its officers, directors, stockholders, beneficiaries, partners, representatives, agents and employees, and save them harmless (except for loss or damage resulting solely from the negligence of Landlord) from and against any and all claims, actions, damages, liability, cost and expense, including attorneys' fees, in connection with all losses, including loss of life, personal injury and/or damage to property, arising from or out of any occurrence in, upon or at the Demised Premises or the occupancy or use by Tenant of the Demised Premises or any part thereof, or arising from or out of the acts or omissions of Tenant's concessionaires, agents, contractors, suppliers, employees, servants, customers or licensees. For the purpose hereof, the Demised Premises shall include the service areas adjoining the same and any adjacent sidewalks. If Landlord or any other party so indemnified shall, without fault, be made a party to any litigation commenced by or against Tenant, or if Landlord or any such party shall, in its sole discretion, determine that it must intervene in such litigation to protect its interest in connection with relief of Tenant ordered pursuant to the Bankruptcy Code (11 USC D101 et. seq.), then Tenant shall protect and hold them harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by such party in connection with such litigation.


                                 SECTION 2
                               TAX INCREASES


         (a) Within the meaning of this Section, the expression "Impositions" shall mean the aggregate of all taxes, special or otherwise, charges, transfer taxes, excises, levies, assessments and other governmental charges of any kind or nature, general or special, ordinary or extraordinary presently existing or created hereafter, foreseen or unforeseen, and any personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and appurtenances in, upon or used in connection with the Building of which the Demised Premises is a part for the operation thereof, which in any fiscal year may be assessed, levied, confirmed, imposed upon or become due and payable out of or become a lien upon the Land and Building (herein collectively called the "Property") of which the Demised Premises are a part or any appurtenances thereto, provided that if because of any change in the method of taxation of real estate any other or additional tax or assessment is imposed upon Landlord and/or the owner of the Land and/or Building, or upon or with respect to the Building and/or Land or the rents or income therefrom, or are substituted for or in lieu of or in addition to any taxes or assessments which would otherwise be a real estate tax of the type referred to above, such other tax or assessment shall also be deemed an Imposition. The expression "Base Impositions" means the Impositions levied or imposed against the Property for the:

          Base Year Village: 1998          -   $  5,789.30

          Base Year General: 1997/1998     -   $104,238.98

     (b) Tenant agrees to pay Landlord, throughout the Term of this Lease as additional rental, a sum equal to Seventeen and 09/100 (17.09%) percent (as used in this Section 2, the foregoing percent shall be referred to as Tenant's "Proportionate Share") of the amount by which the Impositions levied against the Property in each fiscal tax year exceeds the Base Impositions.

     (c) Any amount due to Landlord under the provisions of this Section shall be payable in equal monthly installments commencing with the first day of the month on which Landlord shall submit to Tenant a bill therefor. Landlord shall, at the written request of Tenant, submit to Tenant a copy of the tax bill from the taxing authorities, or an electrostatic copy thereof, as conclusive evidence of the Impositions for the prior fiscal year. Notwithstanding the requirement of monthly payments, Tenant shall pay to Landlord upon rendition of the first such bill, pursuant to this Section, the entire amount of Tenant's Proportionate Share of the Impositions for the fiscal tax year prior to the date of the rendition of the first such bill but, thereafter, such payments shall be made in equal monthly installments based on the Impositions for the prior fiscal year, and when the Impositions shall be ascertained for the current fiscal tax year, the installment then due shall be increased by an amount sufficient to compensate Landlord for any previous deficiencies in installments and thereafter the installments shall be pro rata increases based on the Impositions for the current fiscal tax year so that one (1) month prior to the end of such fiscal tax year Tenant's Proportionate Share of the Impositions levied against the Property shall be paid in full. No interest shall be paid by Landlord to Tenant on the monthly installments by Tenant of Tenant's Proportionate Share of such Impositions and if an Imposition is payable in full before the expiration of the fiscal tax year in question, whether in installments or by a lump sum payment, the monthly payments by Tenant shall be in such amounts that there will be a fund in the Landlord's hands sufficient to make payment of the total Imposition one (1) month prior to the date or which it falls due. Any increase in Impositions for the fiscal tax year in which this Lease falls shall be apportioned so that Tenant shall pay its Proportionate Share of only that portion of the increase for such tax year which corresponds with that portion of the tax year as falls within the Term. The Impositions for any fiscal tax year in respect to which Tenant is obligated to pay a portion of the increase as above set forth in this Section shall be the amount of such Impositions as finally determined to be legally payable, by legal proceedings or otherwise. In no event shall Tenant be obligated to pay any interest or penalties imposed upon Landlord for late payment.

     (d) The Landlord reserves the sole right, through available legal remedies, to contest the validity of any Impositions or the amount of the assessed valuation of the Property for any fiscal tax year. If Landlord shall receive any tax refund, remission or abatement in respect to the Impositions for any fiscal tax year which the Tenant has paid its Proportionate Share of the Impositions as herein provided, then Landlord shall reimburse Tenant for its Proportionate Share thereof, after first deducting therefrom the share of Landlord's cost and expense in procuring such refund, remission or abatement proportionately attributed to the reimbursement due to Tenant. If Landlord shall be required to pay any increase in Impositions for such fiscal tax year, the amount of Tenant's Proportionate Share of Impositions for such fiscal tax year shall be increased and Tenant, on Landlord's demand, shall pay its Proportionate Share of the increase within thirty (30) days from the date of notice thereof.

                                  SECTION 3
                                  AUTHORITY

     This Lease is presented to the Tenant for signature by Landlord's designee solely in said designee's capacity as a representative of Landlord and is hereby made expressly subject to the Landlord's acceptance, and approval, by execution by Landlord and delivery to Tenant. This Lease is not to be construed as an offer to lease and shall not in any way bind the Landlord or its designee until such time as the Landlord has executed and delivered the Lease as aforesaid.

                                  SECTION 4
                            COMMENCEMENT OF TERM

     If construction of the Demised Premises to be occupied is in progress as of the date of commencement of this Lease as elsewhere set forth in this Lease, the Term of this Lease shall commence on a date which shall be the earlier of (a) the date which is fifteen (15) days following the date Landlord notifies Tenant that the Demised Premises are substantially completed; or (b) the day Tenant shall occupy or take possession of any portion of the Demised Premises (the earlier of the two (2) said dates being herein referred to as the "Commencement Date"). Regardless of any delay in the Commencement Date of this Lease because of new construction, this Lease will terminate five (5) years after the Commencement Date in accordance with this paragraph. Tenant acknowledges and agrees that inasmuch as the date of substantial completion of the Demised Premises shall be Landlord's reasonable approximation thereof, Landlord shall have no liability to Tenant in the event the Demised Premises shall not be substantially completed on that date.

                                  SECTION 5
                               OVERTIME CHARGES

     (a) If Tenant uses the Demised Premises outside the Normal Working Hours, as defined herein, Tenant agrees to pay to Landlord an overtime charge to cover Landlord's expenses for electricity for lighting and normal equipment and extra Building maintenance, Building employee overtime, furnishing water for lavatories, air cooling, heat, ventilation, wear and tear, etc. As used herein, the term "Normal Working Hours" shall mean only those between the hours of 8 a.m. to 6 p.m. Monday through Friday, 9 a.m. to 1 p.m. Saturday, exclusive of Sundays, National and State holidays.

     (b) Landlord shall furnish such service to Tenant provided that (i) Tenant pays to Landlord as additional rent a special overtime charge therefor which shall be at standard building rates, along with Tenant's next monthly installment of fixed rent if such service shall have been furnished to Tenant prior to the 15th day of the month or along with the subsequent monthly installment of fixed rent if such service shall have been furnished to Tenant after the 15th day of the month, (ii) that Tenant's request shall be received by Landlord by 2:00 p.m. on the day on which after hours' service is requested (and by 2:00 p.m. on the day preceding any requested before hours service), and (iii) that Landlord shall not be required to furnish such overtime services to Tenant for more than twenty (20) hours in any one (1) week. Notwithstanding anything contained herein to the contrary, Landlord shall not provide overtime services to Tenant unless Tenant specifically requests such services.

                                 SECTION 6
                                 BROKERAGE

     Landlord and Tenant represent to each other that there was no broker other than Fairfield Property Services, L.P. instrumental in consummating this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from and against any and all claims or demands for brokerage commissions arising out of or in connection with the execution of this Lease, or any conversations or negotiations thereto with any broker other than the above-named broker. Landlord agrees to pay any commission earned by said broker pursuant to separate agreement therewith.

                                 SECTION 7
                          ADDENDA TO ARTICLE 29

     Except for the supply of heat or any other utility or service expressly provided herein to be supplied by Landlord, nothing in Article 29 or any other portion of this Lease shall be deemed to require Landlord to supply any service or utility to the Demised Premises.

                                 SECTION 8
                           DEFINITION OF LANDLORD

     (a) As used in this Lease, the term "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the Building in which the Demised Premises are located or the holder of a lease on both said Building and the Land thereunder, so that in the event of any sale of said Building or an assignment of this Lease or any underlying Lease or a demise of both said Building and Land, Landlord shall be and hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder, except any that may have theretofore accrued.

     (b) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration of this Lease, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purposes of this paragraph collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the Demised Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever.

                                 SECTION 9
                                 OWNERSHIP

     In the event that the Tenant hereunder is a corporation, Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to five (5) parties, one (1) of which is a corporation. Tenant agrees to give Landlord written notice of any proposed change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant. Failure of Tenant to give notice provided for in the preceding sentence shall be deemed a non-curable default by Tenant pursuant to this Lease (that is, a default which has already extended beyond the applicable grace period, if any, following notice from Landlord), giving Landlord the right, at its option, to cancel and terminate this Lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity. The foregoing provision shall not apply to an initial public offering of the common stock of the Tenant.

                                 SECTION 10
                            TENANT'S CERTIFICATE

     Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgage or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

     (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

     (b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

     (c) The dates, if any, to which the rental and other charges hereunder have been paid in advance and/or to which Landlord may have consented, released or relieved Tenant from Tenant's obligations fully to perform all of the terms, covenants and conditions of the Lease on Tenant's part to be performed.

                                 SECTION 11
                                 UTILITIES

     (a) In addition to the Minimum Annual Rent to be paid by Tenant pursuant to this Lease, Tenant agrees to pay to Landlord, on the first day of each and every month during the Term of this Lease, as additional rent, the sum of Two and 25/100 ($2.25) Dollars per square foot of the Demised Premises, as said square footage is set forth on the front page of the printed portion of this Lease, per annum, for the base electricity charge which the Landlord supplies to the Tenant for HVAC and for normal office consumption (hereinafter referred to as the "Base Electric Charge"). Landlord shall not be liable in any way to Tenant for any failure of defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Landlord. Landlord shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, all at Tenant's sole cost and expense.

     (b) Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date.

Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the Base Electric Charge which will reflect the value to Tenant of the additional service to be furnished by Landlord, that is, the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment.

     (c) In addition to the Base Electric Charge, Tenant shall pay as additional rent any percentage increase in the electric rate charged by the public utility to the Landlord subsequent to the rate established and used by the public utility for the Building for the calendar year 1998, i.e. if the current rate is $.05 per kilowatt hour for 1998 and increases to $.07 per kilowatt hour for 1999, Tenant shall pay 100% of the increase over the Base Electric Charge, per annum. If there is more than one rate increase during a calendar year, said increase shall be pro-rated accordingly. Notwithstanding the foregoing, Tenant shall not be entitled to a credit in the event the electric charge shall be less than Two and 25/100 ($2.25) Dollars per square foot at any time, except in the event same results from the performance of an Electric Survey, as hereinafter defined. In the event the Landlord is required to provide its own electricity or contract with a non-public utility, a reasonable substitution for the provisions herein shall be agreed upon by the parties hereto and upon their failure to so agree, the issues shall be submitted to the American Arbitration Association and the decision of the arbitrator shall be binding upon the parties hereto.

     (d) Landlord may install re-registering meters, and/or submeters, and collect any and all charges aforesaid from Tenant including, without limitation, an administration fee to Landlord in implementing same, making returns to the proper public utility company or governmental unit, provided that Tenant shall not be charged more than the rates it would be charged for the same services if furnished directly to the Demised Premises by such companies or governmental units. At the option of Landlord, any utility or related service which Landlord or any agent employed, or independent contractor selected by Landlord, shall be utilized by Tenant, to the exclusion of all other suppliers, so long as the rates charged by the Landlord or by the supplier of such utility or related service are competitive.

     (e) Landlord reserves the right to supply electricity to Tenant through cogeneration provided that Tenant will not be liable for payment of electricity bills above the rate which would have been charged if electricity were supplied through local suppliers (plus the 15% administrative fee). All installation fees of cogeneration facilities (including wiring, meter, etc.) shall be borne by the Tenant.

     (f) Landlord reserves the right, at any time upon thirty (30) days advance written notice to the Tenant, to terminate the furnishing of electricity to the Tenant on a submetering or on any other basis. Landlord shall not be liable for any failure or refusal of the Landlord, for any reason or cause whatsoever, to supply such electric service to the Tenant, the obligations and covenants of this Lease on the part of the Tenant to be performed shall not be affected, impaired or in any way modified, terminated or released.

     (g) At any time and from time to time, Landlord may cause a survey to be made by an independent electrical engineer or consultant selected by Landlord of the consumption of electric energy in the Demised Premises (hereinafter referred to as an "Electric Survey"). The Electric Survey will include a determination of the power requirements of Tenant's equipment (including, but not limited to, any air conditioning equipment provided by the Landlord) and of the lighting in the Demised Premises and a determination of the periods of use of such air conditioning equipment and lighting. The results of the Electric Survey will be projected with such adjustments as may be appropriate to arrive at an estimate of the annual electric energy cost for the Demised Premises. In the event the results of the Electric Survey shall reveal any increase or decrease of the Base Electric Charge, the parties agree that the Base Electric Charge shall be revised to reflect the per square foot, per annum charge revealed by the Electric Survey. Tenant shall be permitted to request an Electric Survey as well, provided that (i) Tenant shall pay all costs therefor upon presentation of an invoice by Landlord together, with an administrative charge to Landlord of fifteen (15%) percent of such charge, as additional rent, and (ii) Tenant shall be limited to one (1) such request during the term of this Lease.

                                 SECTION 12
                                HOLDING OVER

     If the Tenant retains possession of the Demised Premises or any part thereof after the termination of the Term, by lapse of time or otherwise, without prior written approval of Landlord or any further agreement in writing between the parties hereto, the Tenant shall pay the Landlord rent at double the rate specified in Article 1, unless otherwise agreed by the parties hereto in writing, signed by both parties hereto, for the time the Tenant thus remains in possession, and in addition thereto, shall pay the Landlord all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Demised Premises, or any part thereof, after the termination of the Term by lapse of time or otherwise, such holding over shall at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute an extension of this Lease on a month-to-month basis at double the monthly rental rate set forth in Article 1. The provisions of this Section do not exclude the Landlord's right of re-entry or any other right hereunder.

                                 SECTION 13
                              ADDITIONAL RENT

     All costs, charges, adjustments and expenses which Tenant assumes or agrees to pay pursuant to this Lease shall, at Landlord's election, be treated as additional rent and, in the event of nonpayment, Landlord shall have the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required pursuant to this Lease) or shall default in performing any other term, covenant or condition of this Lease on the part of Tenant to be performed hereunder, Landlord, at Landlord's option, may (but shall not be obligated to) immediately or at any time thereafter, on five (5) days' notice, make such payment or, on behalf of Tenant, cause the same to be performed for the account of Tenant and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, with interest thereon at the highest legal rate per annum from the date of such expenditure, shall be and be deeded to be additional rent, in addition to the fixed rent, and shall be repaid by Tenant to Landlord on demand, PROVIDED, HOWEVER, that no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default. Tenant's obligation to pay additional rent shall survive any termination or earlier expiration of this Lease. Tenant acknowledges and agrees that its obligations to pay additional rent shall include interest at the rate of the lessor of eighteen (18%) percent per annum or the highest rate permitted by law on all retroactive charges owed by Tenant pursuant to this Rider and Lease from a date which is five (5) days following the retroactive respective date that each item of additional rent shall first become due and payable.

     In addition thereto, in the event Landlord is required to institute suit against Tenant by reason of Tenant's default or to recover possession of Demised Premises, then Tenant shall pay the Landlord's reasonable attorney's fees, expenses and costs actually incurred in connection therewith.

                                 SECTION 14
                              MECHANICS LIENS

     If, because of any act or omission of Tenant or anyone claiming through or under Tenant, any mechanics' or other lien or order for the payment of money shall be filed against the Demised Premises or the Building, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant's own cost and expense, cause the same to be cancelled and discharged of record within ten (10) days after the date of filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

                                 SECTION 15
                        RIGHTS RESERVED BY LANDLORD

     Without abatement or diminution in fixed or additional rent hereunder, Landlord reserves and shall have the following addi-tional rights:

     (a) To change the street address and/or the name of the Building and/or the location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, without liability to Tenant; and

     (b) To approve in writing all signs and all sources furnishing sign painting and lettering, drinking water, towels and toilet supplies or other like services used in the Demised Premises, and to approve all sources furnishing cleaning services, construction work, painting, decorating, repairing, maintenance and any other work in or about the Demised Premises, which approval shall not be unreasonably withheld; and

     (c) With reasonable notice (except in the case of emergency, which shall not require notice to Tenant), to enter the Demised Premises at all reasonable times (1) for the making of inspections, decorations, alterations, improvements and repairs, as Landlord may deem necessary or desirable, (2) to exhibit the Demised Premises to prospective purchasers or lessees of the Building at any time and to others during the last nine (9) months of the Term of this Lease, (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the Demised Premises or of the Building or of Landlord's interest, and (4) to take material into and upon said Demised Premises in connection therewith; and

     (d) At any time or times, Landlord either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the Demised Premises as a whole; and

     (e) To erect, use and maintain pipes and conduits in and through the Demised Premises, provided the erection or maintenance thereof does not unreasonably interfere with the Tenant's use of the Demised Premises; and

     (f) To charge to Tenant any expense including overtime cost incurred by Landlord in the event that repairs, alterations, decorating or other work in the Demised Premises are made or done after ordinary business hours at Tenant's specific request; and

     (g) If during the last six (6) months of the Term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate, and re-decorate the Demised Premises without reduction or abatement of rent or incurring any liability to Tenant for compensation; and

     (h) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building provided same does not materially harm the Tenant's business or profession.

     Landlord may exercise any or all of the foregoing rights hereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without being liable in any manner toward Tenant and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this Lease.

                                 SECTION 16
                                 SPRINKLERS

     If there now is or shall be installed in the Building a "sprinkler system" and such system or any of its appliances shall be damaged or injured, or not in proper working order by reason of any act or omission of Tenant, or Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partition, trade fixtures, or other contents of the Demised Premises, or for any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Board, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

                                 SECTION 17
                               TENANT'S WORK

     (a) The Demised Premises shall be constructed by Tenant in accordance with the provisions of "EXHIBIT B" annexed hereto and made a part hereof (hereinafter referred to as "Tenant's Work"). Such construction must comply with all applicable building codes, ordinances, laws and regulations. In the event this Lease is executed prior to the preparation of plans and specifications, Tenant acknowledges and agrees that Tenant shall not be permitted to commence Tenant's Work until such time as Landlord shall have reviewed Tenant's plans and specifications therefor and, in Landlord's sole discretion, shall have approved such plans and specifications. Notwithstanding the foregoing, the Lease Commencement Date shall not be in any way delayed during the pendency of Tenant's submission of plans and specifications for Tenant's Work, or Landlord's review and approval thereof.

     (b) Upon completion of Tenant's Work, Tenant shall deliver to the Landlord the following:

          (i) Lien releases from any and all contractors, laborers, materialmen, and any other and further providers of material and labor to and for the benefit of the Tenant and/or the Demised Premises; and

               (ii) Tenant's affidavit stating that Tenant's Work has been performed pursuant to the terms of this Lease, and Tenant's plans and specifications therefor, and that no security interest under the Uniform Commercial Code or other liens are outstanding or have been filed, it being intended that any such affidavit may be relied upon by Landlord and that any deliberate misstatement by Tenant shall constitute a material default pursuant to the Lease. In support of said affidavit, Tenant shall supply
                      Landlord with copies of paid invoices evidencing payment by Tenant for the Tenant's Work in an amount not less than TWELVE THOUSAND ($12,000.00) DOLLARS. Nothing contained in this Lease shall be deemed a consent by or authorization by Landlord to allow Tenant to place or cause to be placed liens of any sort upon the Building and Landlord's interest therein; and

               (iii)  Tenant's written acceptance of Tenant's Work; and

               (iv) Copies of all certificates and approvals with respect to Tenant's Work performed by Tenant or on Tenant's behalf which may be required by any governmental authorities as a condition for the issuance of an occupancy certificate for the Demised Premises together with a copy of any occupancy certificate issued by the proper governmental authority for the Demised Premises.

         (c) The parties hereto acknowledge and agree that Landlord has agreed to compensate Tenant for the performance of certain leasehold improvements comprising a portion of Tenant's Work in the Demised Premises. In order to accomodate Tenant for Tenant's payment of said leasehold improvements at such time as same are performed, Landlord has agreed to provide this compensation in the form of a partial rent concession, subject to recission and chargeback by the Landlord in the event Tenant does not fully comply with the terms and conditions of this Section 17. Accordingly, in consideration for the performance of leasehold improvements in the Demised Premises, Tenant shall be entitled to a concession, of Mimimum Rent only, for (i) the payment of Minimum Rent for the period August 1, 1998 through August 31, 1998 in the amount of SIX THOUSAND TWO HUNDRED FIFTY ($6,250.00) DOLLARS and, in addition thereto, (ii) the payment of a portion of Minimum Rent only for the period October 1, 1998 through October 31, 1998 in the amount of FIVE THOUSAND SEVEN HUNDRED FIFTY ($5,750.00) DOLLARS. Notwithstanding anything contained herein to the contrary, however, in the event Tenant shall have failed to fully comply with the provisions of this
Section 17, to the satisfaction of the Landlord, by October 31, 1998, then and in such event, Tenant's rent concession represented subparagraphs c(i) and (ii) above shall be rescinded, and Tenant shall pay to Landlord the sums represented therein as Minimum Rent for such periods.

                                  SECTION 18
                                LANDLORD'S WORK

      Tenant acknowledges and agrees that the Demised Premises are delivered to Tenant from Landlord "As Is" and without any representation or warranty whatsoever. Landlord shall not be obligated to perform any work to prepare the Demised Premises for Tenant's occupancy.

                                  SECTION 19
                              ESTIMATED CHARGES

      Notwithstanding anything contained to the contrary in this Lease, Landlord shall have the option, from time to time, to estimate the Tenant's share of Additional Rent pursuant to this Lease and the Tenant shall pay in equal monthly installments in advance on or before the first day of each month for such next year such Estimated Charges in equal monthly installments. Within a reasonable period of time following the end of each year, Landlord shall submit to Tenant a statement showing such Impositions or Additional Rent charge increases paid by the Tenant and the actual amounts due to the Landlord and the resulting balance due thereon or overpayment thereof, as the case may be, shall be paid and adjusted within ten (10) days thereafter. Each statement shall be final and conclusive upon the Tenant, its successors and assigns as to matters set forth therein if no objection is raised with respect thereto within thirty (30) days after submission of each respective statement to the Tenant. In the event any lease year shall be less than twelve (12) months, the respective amounts of Impositions, Rent or Additional Rent for such year shall be reduced by an amount computed by multiplying each respective charge by a fraction, the numerator of which is the difference between 360 and the actual number of days in such year and the denominator of which is 360.

                               SECTION 20
                                INTEREST

      Any payment required to be made by Tenant pursuant to this Lease including all payments of rent, additional rent or other charges, not made by Tenant as and when due shall thereupon be deemed to be due and payable by Tenant to Landlord on demand with interest thereon from the date which is fifteen (15) days from the date when the particular amount becomes due to the date of payment thereof to Landlord at the rate of the lesser of eighteen (18%) percent per annum or the highest rate permitted by law.

                               SECTION 21
                               PLATE GLASS

      Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Demised Premises excluding, however, same resulting from directly from the sole negligence of Landlord, its agents, servants and employees. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the

Demised Premises for and in the name of Landlord. Bills for the Demised Premises therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

                                SECTION 22
                                  PARKING

         Tenant and its employees shall be permitted to park vehicles in the parking lot serving the Building in which the Demised Premises forms a part in designated areas on a non-exclusive basis with the other tenants of the Building, limited in number to the applicable code provisions of the municipality in which the Building is located. Landlord shall have the right to impose a validation system, barriers or gates, permits, stickers, or other system in connection with the operation of the parking area and upon twenty (20) days written notice from Landlord, Tenant shall furnish Landlord or its authorized agent with the state automobile license numbers assigned to the motor vehicles designated by the Tenant to park in such parking areas.

                               SECTION 23
                            SECURITY DEPOSIT

         (a) Tenant has deposited with Landlord the amount referenced in the printed form of this Lease as and for the security deposit of Tenant to secure the performance by Tenant of the terms of this Lease (hereinafter referred to as the "Security Deposit"). Landlord may use, apply on Tenant's behalf, or retain (without liability for interest) any or all of the Security Deposit during the Term to the extent required for the payment of any rent or other sums which Tenant may be in default with respect to payment thereof, including but not limited to the application thereof to any deficiency or damage incurred in reletting the Demised Premises. The covenants in this Section are personal covenants between Landlord and Tenant and not covenants running with the land, and in no event will Landlord's mortgagee(s) or any purchaser at a foreclosure sale or a sale in lieu of foreclosure be liable to Tenant for the return of the Security Deposit. After each application from Tenant's Security Deposit, Tenant shall upon demand replenish and deposit to the amount set forth in the printed form of this Lease. In addition thereto, if required by Landlord, Tenant shall proportionately increase the Security Deposit each lease year, by payment to Landlord therefor, as additional rent, to account for any increase in Minimum Annual Rent occurring during such lease year as reflected on Schedule A attached hereto.

         (b) Provided Tenant shall comply with all the terms of this Lease, the Security Deposit shall be returned to Tenant upon the Expiration Date and following the actual surrender of possession of the Demised Premises to Landlord. In the event of a sale of the Building or assignment of this Lease by Landlord to anyone other than a mortgagee, Landlord shall have the right to transfer the Security Deposit to its vendee or assignee, subject to Tenant's aforesaid rights upon expiration, and thereupon Landlord shall be released from any liability with respect to the return of such security to Tenant, such vendee or assignee to be solely responsible to Tenant therefor. Tenant shall not assign or encumber its interest in the Security Deposit, and neither Landlord nor its successors and assigns shall be bound by any attempted assignment or encumbrance.

                                SECTION 24
                         MISCELLANEOUS PROVISIONS

         (a) Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the Lease and shall expressly refer to this Lease.

         (b) This Lease shall be governed in all respects by the laws of the State of New York.

         (c) If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or enforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         (d) Submission by Landlord of the within Lease for review and execution by Tenant shall confer no rights nor impose any objections on either party unless and until copies executed by both Landlord and Tenant shall have been delivered to the respective parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       LANDLORD
                                       FGP ISLANDIA, INC.

                                       BY: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title : V.P.

                                       TENANT
                                       ARC NETWORKS, INC.

                                       BY: /s/ Michael P. Sable, CFO/VP
                                           -----------------------------------
                                           Title:

                                  EXHIBIT A
                                Tenant's Work

A.    Procedure:

      All Tenant's Work shall be performed strictly in accordance with the requirements of all applicable codes and ordinances, Landlord's insurance rating organization, the National Board of Fire Underwriters, the American Society of Heating & Air Conditioning Engineers, all public utility companies serving the Shopping Center and Landlord's mortgagee. Tenant shall obtain all licenses, approvals and consents from all governing authorities for Tenant's Work including, but not limited to: Building Permit, Plumbing Permit, U.L. Certificates, Certificate of Occupancy.

B.    Definition of Work:

      Tenant's Work is defined to be all work performed to the Demised Premises. All construction shall be in accordance with plans and specifications approved, in writing, by Landlord which plans and specifications are either (i) attached hereto and made a part hereof or (ii) if not yet submitted as of the date of this Lease, will be considered part hereof when so approved by Landlord, in writing.

C. All contractors performing any of Tenant's Work shall furnish Landlord with Certificates of Insurance evidencing coverage for Liability in the amount of TWO MILLION ($2,000,000.00) DOLLARS, combined single limit, and Worker's Compensation naming FGP Islandia, Inc., as Landlord, THE RCC GROUP, and AEGON USA REALTY CORP. as managing agent, as additional insureds thereon.

                                  EXHIBIT "B"
                                LANDLORD'S WORK


                                      NONE

                                 SCHEDULE "A"
                              MINIMUM ANNUAL RENT

August 1, 1998-July 31, 1999= $75,000.00 per annum, $6,250.00 monthly;

August 1, 1999-July 31, 2000= $77,625.00 per annum, $6,468.75 monthly;

August 1, 2000-July 31, 2001= $80,341.88 per annum, $6,695.16 monthly;

August 1, 2001-July 31, 2002= $83,153.85 per annum, $6,929.49 monthly;

August 1, 2002-July 31, 2003= $86,064.23 per annum, $7,172.02 monthly.